SPHERIX

LEADING INNOVATION THROUGH INVENTION

INVESTOR PRESENTATION

June 2014

LEGAL DISCLAIMER

The following presentation is an outline of matters for informational purposes only. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities of Spherix Holdings, Inc. ("Spherix", "we" or "us").

• While we believe the information provided herein is reliable, as of the date hereof, neither Spherix nor any of its affiliates, subsidiaries, directors, officers, employees, agents and consultants (i) makes any representation or warranty as to the accuracy or completeness of the information contained in this document, (ii) undertakes any obligation to update any information contained herein, except to the extent required by applicable law, or (iii) takes any responsibility under any circumstances for any loss or damage suffered as a result of any omission, inadequacy, or inaccuracy in this document, except to the extent required by applicable law. The following presentation is intended as a summary only, contains selected information and does not purport to be all-inclusive or to contain all of the information that may be relevant to a decision to invest in our securities. You should not rely upon this document in evaluating the merits of investing in our securities. Any decision with respect to an investment in our securities should be made based solely upon appropriate examination of our business, including an examination of our filings with the Securities and Exchange Commission ("SEC").

• The following presentation contains statements, estimates, forecasts and projections with respect to future performance and events, which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent and belief or current expectations of Spherix and its affiliates and subsidiaries and their respective management teams. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, those detailed in our filings with the SEC. Neither Spherix nor any of its affiliates undertakes any obligation to update and forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

• This document does not constitute and should not be interpreted as either a recommendation or advice, including investment, financial, legal, tax, regulatory or accounting advice. You should conduct your own independent investigation as to the economic, financial, regulatory, tax and accounting implications of an investment in Spherix's securities, and you should consult your own attorney, business advisor, accounting and tax advisor for legal, business, accounting, regulatory or tax advice regarding an investment in Spherix.

• Spherix files annual, quarterly and current reports, proxy statements and other information with the SEC. Our filings with the SEC contain important information regarding Spherix, its business, financial condition, results of operations and prospects. You should assume that information contained in any of our filings with the SEC is only accurate as of the date specified in such filings. Our business, financial condition, results of operations and prospects may have changed materially since any such date. You are advised to carefully review the "Risk Factors" set forth in our Form S-1 filed with the SEC.

• Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such document. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with

different or inconsistent information, you should not rely on it.

• Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's internet website http://www.sec.gov and on Spherix's web site http://www.Spherix.com.

You may also read and copy any document that Spherix files with the SEC at the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. t

OVERVIEW

Spherix generates licensing revenues by investing in and acquiring patent assets, then monetizing those patents.

Symbol:	SPEX
Exchange:	NASDAQ
Total Shares Outstanding, Fully Diluted:	~35,000,000
Cash:	~$20,000,000
Auditor:	MARCUM
Corporate HQ:	New York
Average Volume three month:	~250,000

OVERVIEW: VALUATION OF PUBLICLY TRADED IP ASSERTION COMPANIES*

Spherix	$78 Million	IP was acquired	SPHERIX
Vringo	$330 Million	IP was acquired	Vringo
ParkerVision	$442 Million	Technology Based IP	ParkerVision
VirnetX	$921 Million	IP was acquired	VirnetX

*as of Jan 25, 2014 Bloomberg.com | **Source:** Bloomberg.com Jan 25, 2014

SPHERIX'S PATENT PORTFOLIO

December 2013, Spherix completed a $60 million acquisition of patents for stock from globally recognized technology innovator, Rockstar Consortium.

- Rockstar is owned by Apple, Microsoft, Sony, Blackberry and Ericsson.

- Rockstar is Spherix's largest shareholder.

- Rockstar's patents have a famous pedigree and have been independently vetted and rated as valuable IP.

ROCKSTAR PATENT PORTFOLIO

- Rockstar was formed in 2011 by Apple, Microsoft, Sony, Blackberry and Ericsson to purchase the Nortel patents at auction for $4.5 Billion.
- At that same auction, Google bid a reported $3.14159 Billion for the same patents.

Nortel was a world-wide telecommunications leader:

- 100 years of telecommunications and computing R&D.
- 10,000 R&D employees world-wide.
- $30BUS Invested in R&D from 1995-2009.
- Contributed to most international standards committees, including IEEE; IETF; ITU; 3GPP.

Rockstar

NORTEL

ROCKSTAR PATENT

INDEPENDENT SOURCES RANK ROCKSTAR'S PATENT PORTFOLIO AS VALUABLE


iam
Meet the e

Top 20 by tech score (companies with over 1,000 active US patents)

Company	Grants	Apps	3yr app CAGR	Tech score
Medtronic	7,194	3,607	12%	1.18
Yahoo!	1,402	1,936	18%	1.16
Symantec	1,713	247	15%	1.15
Zimmer Holdings	1,155	481	11%	1.14
SanDisk	2,268	687	11%	1.12
Rockstar Bidco Lp	2,135	222	10%	1.12
Stryker	1,481	481	10%	1.12
International Game Tech	2,026	586	7%	1.12
NetApp	1,332	122	9%	1.11
Verizon Communications	2,797	1,677	31%	1.10
Cisco Systems	9,177	1,936	10%	1.08
EMC Corporation	3,005	195	6%	1.08
Facebook	1,238	269	9%	1.06
Avaya Holdings Corporation	2,094	648	15%	1.05
Juniper Networks	1,341	343	41%	1.04
Apple	6,540	3,871	27%	1.04
St Jude Medical	2,478	895	18%	1.04
Rambus	1,290	306	15%	1.04
Microsoft	22,319	10,049	13%	1.04

Source: PatentVest, MDB Capital Group

PATENT PORTFOLIO INCLUDES STANDARD ESSENTIAL PATENTS:

- A Standard Essential Patent is often defined as a patent that is required to implement a technology standard set by a Standard Setting Organization.
- Spherix's patent portfolio includes patents asserted as "Standard Essential" to the Institute of Electrical and Electronics Engineers ("IEEE").
- Spherix's Standard Essential Patents relate to aspects of IEEE standards 802 and virtual LAN (VLAN) tagging on a network.
- VLAN tagging is used to help direct data flow over a network.

WHAT IS VLAN TAGGING?


Data Center
IP Access
Ethernet Access
IP / MPLS Network
Optical Transport Network
Metro Carrier Ethernet Network
DSL
Cable
PON

LICENSING EFFORTS RELATED TO NEW PATENTS

Spherix Inc. v. Cisco Systems Inc., Case No. 1:14-cv-00374-SLR, in the United States District Court for the District of Delaware

- On March 24, 2014, Spherix filed suit against Cisco Systems Inc. in Spherix Inc. v. Cisco Systems Inc., Case No. 1:14-cv-00374-SLR, in the United States District Court for the District of Delaware. This is a patent infringement case in which Spherix has asserted 11 patents.
- Average number of patents brought in patent infringement litigation: 3-4.
- For the past five (5) years, ending July 27, 2013, Cisco had total revenues of over $43 Billion for switching and routers in the United States.
- Spherix alleges that vast majority of Cisco's switching and routing revenue from March, 2008 until the present is and has been generated by products and services implementing technology that infringes Spherix patents.

SPHERIX PROSPECTIVE LICENSING SEGMENTS

ACCESS

The access market can be further broken into Ethernet, PON, Cable, DSL. These technologies often incorporate switching and routing functionality in the service provider termination devices like OLTs, CMTSs and DSLAMs.

DATA

The data market can often be broken down in a number of ways; one form sees delineation by customer: Enterprise, Service Provider and Consumer. Another method of categorizing the market is by the functionality of the network element – most notably switching and routing. Some analysts go even further and delineate the switching and routing by network layer, products can span layer 2 (data link) typically considered the layer at which switching occurs, layer 3 (network) the layer that routing occurs at, or layer 4---7 (transport through application) often called the application layers. Ethernet is the most common layer 2 technology in use today, but there still is a large market for older technologies such as private line, ATM and Frame Relay.

OPTICAL

Optical transport is largely used in the service provider space though there are a limited number of verticals in the enterprise space that purchase their own equipment (e.g., financial services). Distance over which optical devices are used typically segments the market, the two main categories being long haul (inter---city) and the metro (in---city). The market also can be categorized into devices that simply transport signals from point to point, those that are used to add and drop traffic and those that can switch optical traffic.

VOICE

The voice area is much more fragmented, with numerous lines of products available. There are call servers, contact center servers, unified messaging and voice response systems along with IP phones and numerous other potential applications that can be customized and added.

SIZE OF OPPORTUNITY:


SPHERIX ADDRESSABLE REVENUE MODEL
$15,555,217,816
$18,000,000,000
$16,000,000,000
$14,000,000,000
$12,000,000,000
$10,000,000,000
$8,000,000,000
$6,000,000,000
$4,000,000,000
$2,000,000,000
$-
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Switching
Routing
Optical
Voice
Access
Total

Assumptions:
- *Source: Infonetics, IDC, and Gartner*
- *Regions: North America (Excluding Mexico)*
- *Growth Rate: 2%*

OTHER LICENSING CAMPAIGNS

ACTIVE INFRINGEMENT LAWSUITS:

- **AT&T – Geolocation Patent**

December 6, 2013 against AT&T Inc. and AT&T Mobility LLC (collectively "Defendants) for infringement of Patent No. 5,719,584 entitled "System and Method for Determining the Geolocation of a Transmitter." According to public filings, AT&T provides service to approximately 109 million customers through its network in the United States, Puerto Rico and the U.S. Virgin Islands.

- **Uniden – Cordless Telephony Patents-Markman Hearing October 2, 2014**

August 30, 2013. For Uniden's fiscal year ending March 31, 2013, Uniden revenues from cordless phones in the U.S. alone were approximately $100 million. From 2007 to the present, Uniden's estimated U.S. revenue from cordless phones believed to infringe one or more claims of one or more of the Spherix patents exceeds $785 million.

- **VTech – Cordless Telephony Patents-Markman Hearing October 2, 2014**

August 30, 2013. The patents included in the suit cover many cordless telephones, including patents dating to 1993. VTech claims to be the world's largest cordless telephone producer, including the production of phones for AT&T. VTech is reported to have over $2.6 billion of revenues during the claimed infringement period.

- **T-Mobile – Geolocation Patent**

August 5, 2013. Infringement of Patent No. 5,719,584 entitled "System and Method for Determining the Geolocation of a Transmitter."

FOR INVESTORS AND INNOVATORS

SPHERIX Seeks New Revenue Generation Programs & Partnerships:

- **Launch of Innovate21:** Use existing patents to spur innovation by new companies and expand potential revenue for Shareholders. Innovate21 is an initiative at Spherix that offers startup companies licenses to Spherix patents in exchange for equity positions. The goal is bring patents full circle and provide maximum value to shareholders.

- The Spherix Technology Advisory Board was established by the company to provide compensation to inventors of patent portfolios acquired by Spherix, so that the inventors can share in proceeds related to the commercialization of their ideas. Spherix's philosophy of protecting inventors and supporting innovation is a core belief of our company and its management.

MANAGEMENT



ANTHONY HAYES, CEO AND BOARD MEMBER

Mr. Hayes has successfully monetized patents through all known monetization methods, including portfolio optimization and licensing brought against companies such as Broadcom, Nokia, Ericsson, Tellabs, and Alcatel-Lucent. Mr. Hayes is also a consultant to several IP licensing companies. Mr. Hayes is an attorney and former partner at an AMLaw 100 firm. Mr. Hayes has received national recognition during his legal career, including: Special recognition by President George W. Bush, American Board of Trial Advocates Young Lawyer of the Year; and City of Columbia "20 Under 40." Mr. Hayes earned a Juris Doctor from Tulane University School of Law in 1995 and prior to law school, Mr. Hayes worked on the floor of the NYMEX on Wall Street. He also has his B.A. in Economics from Mary Washington College in Fredericksburg, Virginia.

Mr. Hayes has been named to the IAM Strategy 300 – The World's Leading IP Strategists, Intellectual Asset Management's (IAM) annual listing of those individuals identified by IAM as offering operating companies and other IP owners world-class advice on maximizing the value of their intellectual property.

MANAGEMENT



RICHARD COHEN, INTERIM/PART-TIME CHIEF FINANCIAL OFFICER

Mr. Cohen is an experienced CFO who has participated in banking transactions serving as both a company executive and Banker. Mr. Cohen joined Spherix after spending three years with CorMedix Inc., where he served as President, and a member of its board. Mr. Cohen was also a member of the board of directors of Dune Energy Inc. from 2008-2012 and served as a director and Chairman of the Audit Committee of Rodman and Renshaw from 2008 to 2012. Mr. Cohen is a graduate of the University of Pennsylvania and received his MBA from Stanford University.



DARRELL DOTSON, INTERIM/PART-TIME LITIGATION CONSULTANT

Mr. Dotson holds Ph.D. in Biochemistry and Molecular Biology. After graduate school, he attended University of Houston Law Center where he earned a J.D. in 1997. He is licensed to practice in all state courts in Texas and before the United States Patent and Trademark Office. He is also licensed in the United States District Courts for the Eastern and Southern Districts of Texas. For the past 17 years, Darrell has specialized in intellectual property litigation, including analysis of the infringement, validity and enforceability of patents.

SPHERIX LICENSING & TECHNOLOGY ADVISORY BOARD

FRANK REINER, Vice President Licensing

Frank Reiner is a seasoned and experienced patent licensing and monetization professional. Located in Silicon Valley and employed as the Vice President of Global Licensing for the Kudelski Group where his primary role is licensing a digital video patent portfolio. Prior to that Frank was the Vice President of Patent Licensing and Acquisition for Flextronics International Ltd. where he managed patent assertions made against Flextronics designed products and was responsible for building a defensive patent portfolio via internal innovation, invention and through patent acquisitions. Previously, Frank was a Partner at Intellectual Value Creation Services, LLC whose charter was to work as a patent monetization team for the IP Investment Group at Coller Capital supporting patent acquisitions, sales and licensing both from a technical and business perspective. Frank started his patent and licensing career at InterDigital Communications, LLC as the Senior Director of Licensing where he was responsible for InterDigital's patent licensing program in the cellular and wireless space. He participated in numerous patent license negotiations and patent infringement litigations, and he supported, patent prosecution and the management of existing patent license agreements. Frank started his career as a software engineer in the defense industry where he developed high-end aircraft and tank simulators for the U.S. military. He achieved multiple positions of higher responsibility at General Electric, Martin Marietta and Lockheed Martin. He received a BS in Computer Science from Embry-Riddle Aeronautical University and an MBA from Villanova University.

BRUCE H. TSUJI, Technology Advisory Board

Bruce Tsuji received his BSc in psychology from Trent University and his MA from the University of Waterloo. His early career focused on user interface design followed by a series of positions in product management, marketing, and business development for organizations in the fields of business intelligence, telecommunications, network security, consulting, crisis management, and web services. He has co-founded 2 start-ups and is a co-inventor on 8 patents. After 25 years of technology experience, Bruce returned to university and completed his PhD in psychology at Carleton University where he now teaches human-computer interaction and psychology

FOR MORE INFORMATION

Please Contact:

Spherix Inc.

Investor Relations Department

7927 Jones Branch Drive #3125

Tysons Corner, VA 22102

Tel.: (703) 992-9325

info@spherix.com